                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                           FORM 8-K/A Amendment No. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  December 21, 1998
                                                       --------------------



                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                    1-13232            84-1259577
--------------------------------    -------------     -------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)       File Number)     Identification No.)


   1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO         80222-4348
-----------------------------------------------------     -------------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (303) 757-8101
                                                          -------------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS


         On November 3, 1998, AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO Properties"), a subsidiary limited partnership of Apartment Investment and Management Company, a Maryland corporation ("AIMCO") (AIMCO and AIMCO Properties together with their subsidiaries, collectively the "Company"), entered into an Acquisition and Contribution Agreement and Joint Escrow Instructions with Calhoun Beach Associates II Limited Partnership, an unrelated third party, to acquire the Calhoun Beach Club Apartments, a 351-unit, high-rise apartment community with approximately 83,000 square feet of commercial space located in Minneapolis, Minnesota (the "Property"). This transaction closed on December 30, 1998. The purchase price by the Company was approximately $77.1 million, consisting of the assumption of $43.5 million in mortgage indebtedness and $10 million in unsecured indebtedness, with the remaining $23.625 million to be paid $6.0 million in cash, and $17.625 million in limited partnership units ("OP Units") of AIMCO Properties, of which $8.625 million are common OP Units priced at $41 per share, and $9.0 million are 8% preferred OP Units. Of the total OP Units to be issued, approximately $4.5 million in common OP Units will be issued upon the achievement of certain occupancy levels. In connection with the issuance of the preferred OP Units, the Second Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P. was executed. An additional $1 million has been budgeted as initial capital expenditures for the Property.

         The Property consists of two main buildings. The phase one building, which contains 76 units and approximately 67,000 square feet of commercial space, was designed in 1928, and the phase two building, which contains 275 units, approximately 16,000 square feet of commercial space and 750 climate-controlled indoor parking spaces, was completed in November 1998.

         AIMCO and AIMCO Properties, in assessing this transaction, considered a number of factors related to revenue, including, but not limited to: i) the advantageous lakefront location of the Property with views of Lake Calhoun and downtown Minneapolis; ii) the high occupancy rate of approximately ninety-six percent for the units and the commercial space in the phase one building; iii) the geographic area's low market vacancy rate of less than two percent in comparable high-end high-rise facilities; iv) the anticipated additional unit and commercial space rental amounts, as well as parking fees from tenants and commercial space customers, to be generated on the Property by the recently completed phase two building; and v) the comparative attractiveness of this Property to other properties in the area based upon such factors as location, access to health club facilities in the phase one building and additional luxury amenities included in the phase two building. AIMCO and AIMCO Properties, in assessing this transaction, also considered a number of factors related to expenses, including, but not limited to: i) the condition of the phase one building and the budgeting of an additional $1 million of initial capital expenditures to upgrade the existing building interior and exterior; ii) the property tax increase expected to begin in the year 2000, based upon the addition of the phase two building; iii) anticipated increases in expenses at the Property such as utility and maintenance expenses related to the addition of the phase two building, tempered by such factors as its new condition and utility submetering in the building units; and iv) the anticipation that no significant additional capital maintenance expense will be required for the new phase two building in the near term. Additional general analysis of the Property including neighborhood review, renter profiles, comparative rental surveys, and general market background were done. The phase two building is a significant addition to the Property.

         After reasonable inquiry, AIMCO and AIMCO Properties are not aware of any material factors relating to the Property, other than those discussed above, that would cause the reported financial information for the Property not to be necessarily indicative of future operating results.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

         Historical Summary of Gross Income and Direct Operating Expenses of Calhoun Beach Club Apartments for the year ended December 31, 1997 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.1 to this Report and incorporated herein by this reference).

(b) Pro Forma Financial Information

         The required pro forma financial information is included as Exhibit
99.2 to this Report and incorporated herein by this reference.


                                                                               2
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(b) Exhibits

         The following exhibits are filed with this report:


Exhibit
Number   Description
-------- -----------
 10.1    Second Amendment to the Third Amended and Restated Agreement of
         Limited Partnership of AIMCO Properties, L.P.

*23.1    Consent of Ernst & Young LLP

*99.1    Historical Summary of Gross Income and Direct Operating Expenses of
         Calhoun Beach Club Apartments for the year ended December 31, 1997 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report.

*99.2    Pro Forma Financial Information of Apartment Investment and
         Management Company.

* Previously filed



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                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY



Date:  February 11, 1999                By: /s/ Troy Butts
                                            ---------------------------------
                                            Troy Butts
                                            Senior Vice President,
                                            Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number   Description
-------- -----------
 10.1    Second Amendment to the Third Amended and Restated Agreement of
         Limited Partnership of AIMCO Properties, L.P.

*23.1    Consent of Ernst & Young LLP

*99.1    Historical Summary of Gross Income and Direct Operating Expenses of
         Calhoun Beach Club Apartments for the year ended December 31, 1997 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report.

*99.2    Pro Forma Financial Information of Apartment Investment and Management
         Company.

*Previously filed